UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2016
____________________

1347 CAPITAL CORP.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-36541	46-5399422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Pierce Road, 6th Floor, Itasca, IL 60143

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 700-8064

Not Applicable
(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2016, 1347 Capital Corp. (the “Company” or “1347 Capital”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated March 23, 2016, by and among the Company, Limbach Holdings, LLC (“Limbach”) and FdG HVAC LLC (“Merger Agreement”), relating to the previously announced business combination (the “Business Combination”) between the Company and Limbach. The Amendment provides for the reduction of the number of shares of the Company’s common stock to be issued to Limbach equity holders by 500,000 (to an aggregate of 2,000,000 shares) and instead provides for the Company’s issuance to Limbach equity holders of 1,000,000 warrants which have the same terms as the Company’s public warrants (except that they are each exercisable for one full share of the Company’s common stock).

Other than as expressly modified pursuant to the Amendment, the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on March 23, 2016, remains in full force and effect as originally executed on March 23, 2016. The foregoing description of the Amendment and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 8, 2016, the Company received notification from the Hearing Panel (the “Panel”) of the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) that the Panel determined to delist the Company’s securities from the NASDAQ Capital Market and to suspend the trading in the Company’s securities effective July 12, 2016. The Company’s securities are being delisted due to the Company’s non-compliance with the minimum public holders requirement set forth in NASDAQ Listing Rule 5550(a)(3).

The Company expects that its common stock, units, rights and warrants will commence trading on the OTCQB market at the open of the market on July 13, 2016 under their current trading symbols “TFSC,” “TFSCU,” “TFSCR” and “TFSCW,” respectively. The Company will continue to file periodic and other required reports with the Securities and Exchange Commission under applicable federal securities laws.

On July 13, 2016, the Company issued a press release announcing the transition of trading in its securities from NASDAQ to the OTCQB. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 with respect to the issuance of 1,000,000 warrants of the Company to the Limbach equity holders pursuant to the Amendment is incorporated herein by reference. The issuance of such warrants will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will instead be made in reliance upon exemptions from the Securities Act’s registration requirements as provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events.

On July 11, 2016, the Company issued a press release announcing that it intends to convene and then adjourn, without conducting any business, its special meeting in lieu of annual meeting of stockholders (the “special meeting”) to be held on July 14, 2016 in connection with the Business Combination, and reconvene the special meeting on July 19, 2016 at 10:00 a.m. Eastern time, at the offices of Winston & Strawn LLP, 200 Park Avenue, New York, NY 10166. In connection therewith, the Company is extending the deadline for the Company’s stockholders to exercise their conversion rights in connection with the vote to approve the Business Combination to 5:00 p.m., Eastern time on July 18, 2016 (one business day before the special meeting). The Company determined that adjourning the meeting is warranted in order to give stockholders sufficient time to consider the updates contained in the press release. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Additional Information about the Business Combination and Where to Find It

The Company has filed with the SEC a final prospectus (the “Prospectus”) (File No. 333-210772) pursuant to Rule 424(b) of the rules and regulations of the SEC under the Securities Act which includes a definitive proxy statement/prospectus/information statement that is both the proxy statement distributed to holders of the Company’s common stock in connection with the Company’s solicitation of proxies for the special meeting, as well as the prospectus/information statement relating to the offer and sale of the shares of the Company’s common stock to be issued in the proposed Business Combination and the shares of the Company’s common stock underlying the warrants and preferred stock that may be issued in the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read the definitive proxy statement/prospectus/information statement included in the Prospectus as these materials contain important information about Limbach, the Company and the proposed Business Combination. The definitive proxy statement/prospectus/information statement was mailed on June 16, 2016 to stockholders of the Company as of June 10, 2016, which is the record date established for voting on the proposed Business Combination and the related transactions. Stockholders may also obtain copies of the definitive proxy statement/prospectus/information statement and other documents filed with the SEC that are incorporated by reference in the definitive proxy statement/prospectus/information statement, without charge, at the SEC’s Internet site at www.sec.gov, or by directing a request to: 1347 Capital Corp., 150 Pierce Road, 6th Floor, Itasca, IL, attention: Hassan Baqar, 1-847-700-8064.

Participants in the Solicitation

1347 Capital and its directors and executive officers, Limbach and its directors and executive officers, EarlyBirdCapital, Inc. and Craig-Hallum Capital Group LLC may be deemed to be participants in the solicitation of proxies from the stockholders of 1347 Capital in connection with the proposed Business Combination. Information regarding the special interests of these directors and executive officers in the proposed Business Combination is included in the definitive proxy statement/prospectus/information statement referred to above, copies of which may be obtained free of charge at the SEC’s web site (www.sec.gov) and at the address described above.

 Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that have been and any other legal proceedings that may be instituted against 1347 Capital, Limbach or others following announcement of the Merger Agreement and transactions contemplated therein, including the lawsuit filed against the Company on May 10, 2016 by Robert Garfield on behalf of himself and all other similarly situated public holders of 1347 Capital’s common stock; (3) the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of 1347 Capital or other conditions to closing in the Merger Agreement, (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that Limbach may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement/prospectus/information statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other filings with the SEC by 1347 Capital. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and the Company and Limbach undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings, LLC and FdG HVAC LLC.
99.1	Press Release, dated July 13, 2016.
99.2	Press Release, dated July 11, 2016

*	The exhibits to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted exhibits to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1347 CAPITAL CORP.

	By:	/s/ Hassan R. Baqar
Name: Hassan R. Baqar
Title: Chief Financial Officer, Secretary and Director

Dated: July 13, 2016

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Amendment No. 1 to Agreement and Plan of Merger, dated July 11, 2016, by and among 1347 Capital Corp., Limbach Holdings, LLC and FdG HVAC LLC.
99.1	Press Release, dated July 13, 2016.
99.2	Press Release, dated July 11, 2016

*	The exhibits to this Exhibit have been omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally copies of such omitted exhibits to the SEC upon request.